Significant Agreements, Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Significant Agreements, Commitments and Contingencies [Abstract]
Significant agreements, commitments and contingencies

NOTE 24: Significant agreements, commitments and contingencies

Fair value of Other financial liabilities

The contingent consideration related to the acquisition of the GPS business from Exact Sciences in August 2022, has been assessed on December 31, 2024 at $67.3 million (2023: $62.6 million), and has been accounted for as other financial liabilities (current and non-current liabilities) as further detailed in Note 2.4 and 15. The liability recognized reflects a probability-weighted estimate at the current net present value which is expected to become payable. Future fair value adjustments to this contingent consideration will be recognized in the statement of profit or loss.

Other financial liabilities include the contingent consideration related to the acquisition of NovioGendix in 2015. The Company is contractually required to pay at maturity to the holder of the obligation the maximum amount of $2.2 million. Based on its judgement and estimates, management believes future milestones will be paid in 2026. The fair value of this contingent consideration as of December 31, 2024, is estimated at $572,000 (2023: $1.2 million) and was accounted for as other financial liabilities (non-current) as detailed in Note 15.

Collaborative research agreements and clinical research agreements

The Company has entered into multiple agreements with universities, medical centers and external researchers for research and development work and for the validation of the Company’s technology and products. These agreements typically have durations of one to three years, and may include fixed fees to the collaborators in exchange for access and rights to the results of the work. In addition, MDxHealth collaborates on research and clinical development with leading academic and government cancer research institutes. These relationships provide the Company with additional resources and expertise for clinical marker validation as well as access to patient samples for testing.

Intellectual property in-licensing agreements

The Company has entered into numerous agreements with universities and companies for in-licensing intellectual property. These agreements typically require the Company to pay an up-front fee, annual maintenance fees and/or minimum annual royalty fees, legal fees related to the patents, and certain milestone and royalty fees if the patents are eventually used in a commercialized product. In addition, the Company must provide the licensor with periodic reports.

Commercial and intellectual property sub-licensing agreements

The Company has entered into multiple partnering and sub-licensing agreements. With regards to the Company’s developed tests, the Company has entered into a range of marketing and sales arrangements with commercial entities. These important relationships provide the Company with additional resources and infrastructure to expand the geographic reach and awareness of the Company’s solutions, primarily in relation to the Confirm mdx and Select mdx tests.

In regard to intellectual property that MDxHealth has developed or improved, MDxHealth has sublicensed certain of its non-core technologies to commercial partners, several of whom have launched products that generate royalties and other fees. These sublicenses include an exclusive sublicense to Laboratory Corporation of America (LabCorp) for the MGMT test, which LabCorp began to commercialize in North America in 2008, and an exclusive sublicense to Vesica Health, Inc. for the Company’s patented AssureMDx test for the purpose of bladder cancer detection on a worldwide basis.

Litigation

As of the date of this document and as far as MDxHealth is aware, the Company is not involved in any material legal proceedings.